Vanguard Equity Income Fund
Supplement Dated January 31, 2022, to the Prospectus and Summary Prospectus Dated January 31, 2022
Important Changes to Vanguard Equity Income Fund

As previously announced, effective at the close of business on June 30, 2022, W. Michael Reckmeyer, III will retire from Wellington Management Company LLP (Wellington Management) and will no longer serve as a co-portfolio manager of Wellington Management’s portion of Vanguard Equity Income Fund (the Fund). Accordingly, all references to Mr. Reckmeyer in the Prospectus and Summary Prospectus will be deleted in their entirety after that date.
Matthew C. Hand, who currently serves as co-portfolio manager with Mr. Reckmeyer, will remain as a portfolio manager of Wellington Management’s portion of the Fund upon Mr. Reckmeyer’s retirement. The Fund’s investment objective, strategies, and policies remain unchanged.

© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 065F 012022

Vanguard Fenway Funds

Supplement Dated January 31, 2022, to the Statement of Additional Information Dated January 31, 2022
Important Changes to Vanguard Equity Income Fund
As previously announced, effective at the close of business on June 30, 2022, W. Michael Reckmeyer, III will retire from Wellington Management Company LLP (Wellington Management) and will no longer serve as a co-portfolio manager of Wellington Management’s portion of Vanguard Equity Income Fund (the Fund). Accordingly, all references to Mr. Reckmeyer in the Statement of Additional Information will be deleted in their entirety after that date.
Matthew C. Hand, who currently serves as a co-portfolio manager with Mr. Reckmeyer, will remain as a portfolio manager of Wellington Management’s portion of the Fund upon Mr. Reckmeyer’s retirement. The Fund’s investment objective, strategies, and policies remain unchanged.
© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 065F 012022